              Kemper-Dreman High Return Equity Fund Class I Shares

AVERAGE ANNUAL TOTAL RETURNS*
For periods ended December 31, 1996


                                                       1-year    Life of Class
                                                       ------   ---------------
Kemper-Dreman High Return Equity Fund Class I Shares   29.36%       35.68%
                                                                (since 11/1/95)


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

Growth of an assumed $10,000 investment in Kemper-Dreman High Return Equity Fund Class I Shares from 11/1/95 through 12/31/96


                                                November 1,     June 30,       December 31,
                                                   1995          1996             1996
                                                -----------     --------       ------------
Kemper Dreman High Return Equity Fund*            10,000         12,288           14,290
Standard & Poor's 600 Stock Index**               10,000         11,727           13,093
Consumer Price Index***                           10,000         10,195           10,319


* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.

** The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.


*** The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

                                     (over)

DIVIDEND REVIEW
During the fiscal year, Kemper-Dreman High Return Equity Fund Class I shares made the following distributions per share:



Income Dividend                   $0.5326

Short-term Capital Gain           $0.45

Long-term Capital Gain            $0.28


















Investment Manager
Dreman Value Advisor, Inc.

Principal Underwriter
Kemper Distributors, Inc.




This report is not to be distributed unless preceded or accompanied by a Kemper-Dreman Funds prospectus and the 1996 Annual Report for Kemper-Dreman High Return Equity Fund.


(1028520)

KEMPER-DREMAN
HIGH RETURN EQUITY FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1996

Seeks to achieve a high rate of total return


                 ". . . Last year was a pleasant surprise for
              most equity investors.  Few of us expected such a
               good year after the strong performance of 1995."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Individual Holdings
11
Portfolio of Investments
13
Report of Independent Auditors
14
Financial Statements
16
Notes to Financial Statements
20
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]

--------------------------------------------------------------------------------

CLASS A                       28.79%
CLASS B                       27.63%
CLASS C                       27.66%
LIPPER EQUITY
INCOME FUNDS CATEGORY
AVERAGE*                      18.85%
--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost. The fund's strategy of sector concentration presents special risk considerations.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges. If they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                               AS OF            AS OF
                              12/31/96         12/31/95
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN
EQUITY FUND CLASS A            $26.52           $21.49
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN
EQUITY FUND CLASS B            $26.44           $21.47
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN
EQUITY FUND CLASS C            $26.45           $21.48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY
FUND LIPPER RANKINGS
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER EQUITY INCOME FUNDS CATEGORY*

                         CLASS A             CLASS B          CLASS C
--------------------------------------------------------------------------------
 1-YEAR                 #2 OF 160 FUNDS      #8 OF 160 FUNDS   #7 OF 160 FUNDS

--------------------------------------------------------------------------------
 3-YEAR                 #1 OF 85 FUNDS            N/A               N/A

--------------------------------------------------------------------------------
 5-YEAR                 #1 OF 56 FUNDS            N/A               N/A

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE FISCAL YEAR, KEMPER-DREMAN HIGH RETURN EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                           CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND             $0.38    $0.2083   $0.2163
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN     $0.45    $0.45     $0.45
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN      $0.28    $0.28     $0.28
--------------------------------------------------------------------------------

TERMS TO KNOW

PRICE/EARNINGS MULTIPLE A company's stock price divided by its earnings for the past four quarters.

VALUE (CONTRARIAN) STYLE OF INVESTING Investors following this investment style seek to find value among promising stocks that are currently out of favor or, in other words, trading below market multiples. Stocks may become undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general. They can also become undervalued as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. David Dreman, portfolio manager of Kemper Dreman High Return Equity Fund, is a pioneer of this investment philosophy.

MARKET CAPITALIZATION Capitalization is a measure of the size of a publicly traded company, determined by multiplying the current share price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small capitalization companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be more volatile and therefore a greater risk to capital.

2

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we progress through the first quarter of 1997, the fundamentals of the economy are remarkably similar to what they were one year ago. Long-term interest rates are in the same 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and last year is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                       NOW (1/31/97)            6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
      10-YEAR TREASURY RATE(1)            6.58                   6.64              5.81             7.47
      PRIME RATE(2)                       8.25                   8.25              8.25             9.00
      INFLATION RATE(3)*                  3.24                   2.95              2.72             2.87
      THE U.S. DOLLAR(4)                  4.59                   4.26              0.82            (5.54)
      CAPTIAL GOODS ORDERS(5)*            0.58                  15.00              4.72            21.53
      INDUSTRIAL PRODUCTION(5)*           4.32                   3.38              0.39             5.60
      EMPLOYMENT GROWTH(6)                2.50                   2.17              1.78             3.49

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of December 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

February 5, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[DREMAN PHOTO]

DAVID N. DREMAN IS PORTFOLIO MANAGER OF KEMPER-DREMAN HIGH RETURN EQUITY FUND. HE HAS MORE THAN 30 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE FROM THE UNIVERSITY OF MANITOBA, WINNIPEG, MANITOBA, CANADA. DAVID DREMAN IS CONSIDERED TO BE A PIONEER OF THE VALUE STYLE OF INVESTING AND IS A REGULAR COLUMNIST IN FORBES AND THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

CONTINUED CONCENTRATION IN FINANCIAL STOCKS, COMBINED WITH SELECTED
OIL, NATURAL GAS AND TECHNOLOGY POSITIONS, HELPED KEMPER-DREMAN HIGH
RETURN EQUITY FUND PRODUCE ANOTHER EXCEPTIONAL YEAR AS A PERFORMANCE LEADER OF EQUITY INCOME MUTUAL FUNDS.


Q    IN ANOTHER EXCELLENT YEAR FOR THE STOCK MARKET, KEMPER-DREMAN HIGH RETURN
EQUITY FUND'S 28.79 PERCENT RETURN (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) SURPASSED THE 22.95 PERCENT RETURN OF THE STANDARD & POOR'S 500 STOCK INDEX* (S&P 500). HOW WOULD YOU CHARACTERIZE THE MARKET IN GENERAL IN 1996 -- AND HOW DID THE FUND MAXIMIZE ITS OPPORTUNITIES?


A    Last year was a pleasant surprise for most equity investors. Few of us expected such a good year after the strong performance of 1995. In fact, in our last annual report to shareholders we said that we'd be doing well if the market rose 5 to 10 percent in 1996.

     Of course, the market was much more turbulent in 1996 and we saw more speculation, particularly in the market for initial public offerings. We also saw an unexpected confluence of strong economic factors including continued low inflation, greater-than-anticipated economic expansion and strong productivity growth in the manufacturing sector. Yet, this fund's performance was led by many of the stocks we established positions in years ago -- the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corp. (Freddie
Mac) and financial services companies including BankAmerica, NationsBank and Barnett Banks. Many of these were the same companies that drove our 1995 performance.

     Technology stocks that we purchased when the market rotated away from the sector during the winter of 1995-1996 also contributed. Compaq, Intel and Texas Instruments almost doubled in price while we owned them.

     In addition, we found value in individual stocks in a variety of other industries. For example, the TJX Companies, a woman's apparel company, rose significantly in 1996. Philip Morris, Columbia Gas System, General Electric, Toys R Us and Liz Claiborne all had strong years.

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.


Q    THE GRAPHS ON PAGE 9 ILLUSTRATE THE DIFFERENCES BETWEEN THE PORTFOLIO ON
DECEMBER 31, 1995, AND 1996. WHAT STANDS OUT THE MOST ARE THE CHANGES IN FINANCIAL STOCKS FROM APPROXIMATELY 46% TO 38% OF THE COMMON STOCKS IN THE PORTFOLIO, ENERGY FROM 9% TO 19% AND HEALTH CARE STOCKS FROM 17% TO 9%. HOW DID YOU ADJUST THE FUND DURING THE YEAR?


A    One of the major adjustments was to expose the fund to more oil and energy stocks. Our decision to build up to a 19% position (of the fund's common stock holdings) by the end of the year was based on

PERFORMANCE UPDATE

three primary observations: the stocks' underperformance for the past five or six years, a dissipation in what had been enormous oil surpluses and political instability in Saudi Arabia. Taken together, these factors offered us an opportunity to buy attractively priced stocks in companies whose large domestic reserves are likely to be in demand in the next year or so. What you can't see from the graph on page 9 (because it compares the fund's composition from the end of 1996 to the end of 1995) is our temporary heightened exposure to technology stocks. At its highest in 1996, technology represented 12% of the common stocks in the portfolio. When we closed the year, Texas Instruments was our only pure technology holding.


Q    OF COURSE, ONE OF THE CHANGES FOR THE FUND IN 1996 WAS ITS GROWTH TO SEVEN
TIMES ITS SIZE -- TO $738 MILLION FROM $98 MILLION AT YEAR-END 1995. HOW HAS SUCH GROWTH AFFECTED YOUR MANAGEMENT?


A    The fund's extraordinary growth has not affected my style or the way I manage. Today, we own 55 companies and at the end of 1995 we held 50. As you can see the fund has grown by $640 million and I have only added five stocks. As the fund has grown, I have been able to add to existing positions, which enables me to maintain a stock's weighting in the portfolio. Owning a $25 to $30 million position in companies the size of NationsBank, Philip Morris and Federal National Mortgage Association is relatively insignificant considering they have at least $25 billion worth of stock outstanding.


Q    IN ADDITION TO BEATING ITS BROAD MARKET INDEX, THE FUND'S RELATIVE
PERFORMANCE WAS OUTSTANDING IN 1996, AS IT CONTINUED TO RANK AMONG THE TOP PERFORMING EQUITY INCOME FUNDS FOR ALL FUNDS TRACKED IN THE CATEGORY BY LIPPER ANALYTICAL SERVICES, INC.* (SEE PAGE 2). HOW IS THE FUND DIFFERENT FROM ITS PEERS?


A    What makes this fund unique is that we tend to be very opportunistic. We seek to take advantage of sectors that have experienced a crisis and present opportunities to buy fundamentally sound companies at deep value. By that I mean companies that have P/E ratios or price-to-book values at as much as a 50% discount to their historic values and that are well below the market as a whole. We're not afraid to take a concentrated position in a sector that has been beaten down. Of course, we do extensive research before we buy particular stocks so that we are confident there is greater intrinsic value than the market is giving them.


Q    WE'VE DISCUSSED EVERYTHING THAT WENT RIGHT -- BUT SURELY THERE WERE SOME
DISAPPOINTMENTS?


A    Fortunately, there weren't many. We were a little early to pull the plug on technology stocks. However, we bought them at below market prices and we sold them when they climbed to market price/earnings multiples. (FOR AN EXPLANATION OF HOW INVESTORS MEASURE STOCK PRICE RELATIVE TO A COMPANY'S EARNINGS, PLEASE SEE PRICE/EARNINGS MULTIPLE IN TERMS TO KNOW.) That's our signal to sell. Being a value investor requires us to maintain a sell discipline, even if it means that we miss an additional climb in price. We'd rather miss some of the additional gain than be left holding a stock as it starts to fall.


Q    FINANCIAL STOCKS HAVE BEEN STALWARTS OF THE FUND FOR THE LAST FEW YEARS. AS
WE BEGIN A NEW YEAR, IS THERE STILL VALUE IN THIS SECTOR?


A    Yes. Overall, I feel that the sector can still be strong. Many of the stocks offer dividend yields that are higher than the market and yet their price/earnings multiples are below the market. The price-to-book ratio for the sector is about 2.6% versus 4.25% for the S&P 500 index. Rising interest rates or surprising negative news about the economy would be expected to hurt their performance. But, given their attractive fundamentals, we'd be likely to see a downturn as an opportunity to expand our exposure. That's how much we favor financial stocks.


Q    YOU TURNED TO TECHNOLOGY STOCKS FOR A WHILE IN 1996. DO YOU SEE RETURNING
TO THAT SECTOR IN 1997?


A    I would like to re-establish positions in some of the good technology stocks but, as of the close of 1996, they're too expensive. Just about anything --an economic slowdown or a disappointing earnings announcement from a pivotal company --

PERFORMANCE UPDATE

could set the industry back and create a buying opportunity for the fund.


Q    WHERE ELSE WILL YOU BE LOOKING FOR OPPORTUNITIES?


A    I am still very positive on oil stocks. And, of course, we will also be looking at individual issues that might have fallen out of favor in other sectors.


Q    SHORTLY AFTER THE CLOSE OF THE YEAR, A BARRON'S ARTICLE REVIEWED THE
KEMPER-DREMAN HIGH RETURN EQUITY FUND'S STRENGTH IN 1996 YET DESCRIBED THE FUND AS ONE THAT "IS DESIGNED TO DO BEST IN BEDRAGGLED MARKETS." HAVING JUST COMPLETED TWO EXCELLENT YEARS, ARE THE MARKETS BECOMING BEDRAGGLED?


A    With the market up almost 70% since the beginning of 1995, I think one needs to be a bit cautious. I expect 1997 to be rough and we've positioned the fund to be more defensive now than it was at the start of 1996.

     BARRON'S point is that we're a value fund whose strategy is to make the most of opportunities. We do expect the market to correct -- there hasn't been a correction of 10 percent in seven years. But we believe the impact of a correction on our existing portfolio should be relatively low, given our low price/ earnings holdings and their above-average dividend yields. Corrections, remember, are what enable us to establish positions in out-of-favor companies that we consider attractive on a long-term basis.

     An up-and-down year should present buying opportunities. We'll be patient, of course. I won't look for value in a market where there is none. But price weakness is what a value investor seeks. The financial stocks in the portfolio right now are a perfect example of how our strategy develops. Six years ago, financial services was a beaten-up sector that included many stocks with sound fundamentals. These are the stocks that have steadily contributed to our performance, and they're typical of the kinds of opportunities that are available when a sector or market corrects. This is what we'll be waiting for in 1997.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED DECEMBER 31, 1996 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                                                         LIFE OF
                                                       1-YEAR   5-YEAR    CLASS
--------------------------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS A          21.39%   18.23%    17.64%   (since 3/18/88)
--------------------------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS B          24.63      N/A     30.04    (since 9/11/95)
--------------------------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS C          27.66      N/A     32.23    (since 9/11/95)
--------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper-Dreman High Return Equity Fund Class A FROM 3/18/88 THROUGH 12/31/96
--------------------------------------------------------------------------------


                                                                3/18/88 12/31/90  12/31/92  12/31/94  12/31/96
--------------------------------------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund Class A(1)                 10000    11531    20386     22046     41698
Standard & Poor's 500 Stock Index+                               10000    14175    19880     22172     37453
Consumer Price Index++                                           10000    11485    12180     12850     13614

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper-Dreman High Return Equity Fund Class B FROM 9/11/95 THROUGH 12/31/96
--------------------------------------------------------------------------------

                                                                9/11/95         12/31/95         12/31/96
----------------------------------------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund Class B(1)                10000             11288           14107
Standard & Poor's 500 Stock Index+                              10000             11091           13681
Consumer Price Index++                                          10000             10039           10373

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper-Dreman High Return Equity Fund Class C FROM 9/11/95 THROUGH 12/31/96
--------------------------------------------------------------------------------

                                                                9/11/95         12/31/95                12/31/96
----------------------------------------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund Class C(1)                10000              11294                14419
Standard & Poor's 500 Stock Index+                              10000              11091                13631
Consumer Price Index++                                          10000              10039                10373

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75%, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) of 3% and for Class C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For C shares purchased on or after April 1, 1996, there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for B shares. In comparing Kemper-Dreman High Return Equity Fund to the Standard & Poor's 500 Stock Index+ and the Consumer Price Index, you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indexes.

+ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on December 31, 1996, and on December 31, 1995.

                     [YEAR-TO-YEAR COMPARISON BAR GRAPH]


                                    KEMPER-DREMAN HIGH    KEMPER-DREMAN HIGH
                                    RETURN EQUITY FUND    RETURN EQUITY FUND
                                       ON 12/31/96           ON  12/31/95

FINANCE                                   38.3%                  45.5%

CONSUMER NONDURABLES                      19.7%                  19.6%

ENERGY                                    19.0%                   8.5%

HEALTH CARE                                8.7%                  16.7%

BASIC INDUSTRIES                           5.7%                   2.9%

CAPITAL GOODS                              5.3%                   0.0%

TECHNOLOGY                                 2.7%                   0.0%

CONSUMER DURABLES                          0.6%                   3.3%

OTHER                                      0.0%                   3.5%



A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper-Dreman High Return Equity Fund represented on December 31, 1996, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.

           [STANDARD & POOR'S 500 STOCK INDEX COMPARISON BAR GRAPH]


                         KEMPER-DREMAN HIGH              STANDARD & POOR'S
                         RETURN EQUITY FUND                 500 INDEX
                            ON 12/31/96                    ON 12/31/96
FINANCE                        38.3%                          14.8%

CONSUMER NONDURABLES           19.7%                          21.5%

ENERGY                         19.0%                          10.1%

HEALTH CARE                     8.7%                          10.6%

BASIC INDUSTRIES                5.7%                           5.9%

CAPITAL GOODS                   5.3%                          10.1%

TECHNOLOGY                      2.7%                          13.2%

CONSUMER DURABLES               0.6%                           2.9%

UTILITIES                       0.0%                           9.5%

TRANSPORTATION                  0.0%                           1.4%

*The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.

INDIVIDUAL HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*
REPRESENTING 31.0% OF THE FUND'S TOTAL NET ASSETS ON DECEMBER 31, 1996

-----------------------------------------------------------------------------------------------------
HOLDINGS                                                                                       PERCENT
------------------------------------------------------------------------------------------------------


1.          ATLANTIC RICHFIELD           Engaged in exploring, developing and producing            5.0%
                                         petroleum which includes petroleum liquids and natural
                                         gas.

2.          AMOCO CORP.                  Engaged in exploration, development and production of     4.3%
                                         crude oil and natural gas, refining and marketing of
                                         petroleum products and petrochemicals.

3.          FEDERAL HOME LOAN MORTGAGE   Provides for the transfer of capital between mortgage     3.4%
            CORP. (FREDDIE MAC)          lenders and mortgage security investors.


4.          UST, INC.                    Manufactures and sells moist snuff, wine and other        3.2%
                                         products.

5.          PHILIP MORRIS COMPANIES      The nation's largest cigarette manufacturer and second    3.0%
                                         largest brewer (Miller Brewing). Also a major branded
                                         food producer through Kraft and General Foods.

6.          FEDERAL NATIONAL MORTGAGE    Provides financial products and services that increase    2.9%
            ASSOCIATION (FANNIE MAE)     the availability and affordability of housing for low,
                                         moderate and middle income Americans.

7.          HUMANA INC.                  Provides managed care through health maintenance          2.8%
                                         organizations and preferred provider organizations.

8.          COLUMBIA GAS SYSTEM          Engaged in transmitting, distributing, producing,         2.3%
                                         purchasing and storing natural gas and producing oil.

9.          HANSON PLC                   An industrial management company with operating           2.2%
                                         subsidiaries in the U.K. and the U.S.

10.         NATIONSBANK                  Provides financial services such as checking and          1.9%
                                         savings accounts, loans, investment management,
                                         trading, corporate finance and insurance services.


*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN HIGH RETURN EQUITY FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)


---------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS                                                                          NUMBER OF SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------
BANKS--10.4%                             Banc One Corporation                                  163,300   $  7,022
                                         Bank of New York Co.                                  189,200      6,386
                                         BankAmerica Corp.                                      86,132      8,592
                                         Bankers Trust New York Corp.                           39,800      3,433
                                         Barnett Banks                                         206,500      8,492
                                         First Chicago NBD Corp.                               235,732     12,671
                                         First Union Corp.                                     109,955      8,137
                                         NationsBank                                           145,640     14,236
                                         PNC Bank Corp., N.A.                                  200,935      7,560
                                         ----------------------------------------------------------------------------
                                                                                                           76,529
---------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--3.5%                   Eastman Chemical Co.                                    1,000         55
                                         Hanson PLC, ADR                                     2,428,500     16,392
                                         Louisiana-Pacific Corp.                               321,400      6,790
                                      (a)Millennium Chemicals Inc.                             152,513      2,707
                                         ----------------------------------------------------------------------------
                                                                                                           25,944
---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.2%                      General Electric Co.                                  125,900     12,448
                                         Xerox Corporation                                     215,000     11,314
                                         ----------------------------------------------------------------------------
                                                                                                           23,762
---------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--4.2%              (a)Burlington Coat Factory                                63,000        819
                                         Liz Claiborne                                          47,400      1,831
                                         Dayton Hudson Corp.                                    66,900      2,626
                                         Dillard Department Stores                              49,100      1,516
                                         (a)Fruit of the Loom                                   94,300      3,572
                                         Philips N.V., ADR                                     248,800      9,952
                                         TJX Companies, Inc.                                    90,000      4,264
                                      (a)Toys R Us                                              57,000      1,710
                                         V.F. Corp.                                             37,000      2,497
                                         Wal-Mart Stores                                        95,000      2,173
                                         ----------------------------------------------------------------------------
                                                                                                           30,960
---------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--.4%                   Ford Motor Co.                                         88,000      2,805
---------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--7.9%                (a)Imperial Tobacco Group, ADR                           629,250      7,944
                                         Philip Morris Companies                               198,000     22,300
                                         Quaker Oats Co.                                       111,000      4,232
                                         UST, Inc.                                             727,300     23,546
                                         ----------------------------------------------------------------------------
                                                                                                           58,022
---------------------------------------------------------------------------------------------------------------------
ENERGY--11.6%                            AMOCO Corp.                                           393,300     31,661
                                         Atlantic Richfield Co.                                276,100     36,583
                                         Columbia Gas System                                   270,900     17,236
                                         ----------------------------------------------------------------------------
                                                                                                           85,480
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--13.0%                H.F. Ahmanson & Co.                                    33,200      1,079
                                         American General Corp.                                 45,100      1,843
                                         American International Group, Inc.                     58,300      6,311
                                         Crestar Financial Corp.                               132,800      9,877
                                         Federal Home Loan Mortgage Corp.                      229,900     25,318
                                         Federal National Mortgage Association                 580,600     21,627
                                         Fleet Financial Group, Inc.                            49,400      2,464
                                         Great Western Financial Corp.                          48,900      1,418
                                         KeyCorp                                               149,700      7,560
                                         J.P. Morgan & Company                                  95,000      9,274
                                         Norwest Corp.                                          54,600      2,375

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
                                         Signet Banking Corp.                                  190,100   $  5,846
                                         Wells Fargo & Co.                                       3,800      1,025
                                         ----------------------------------------------------------------------------
                                                                                                           96,017
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--5.3%                        Glaxo Wellcome PLC, ADR                                21,700        689
                                      (a)Humana, Inc.                                        1,069,200     20,448
                                         Eli Lilly & Co                                         34,000      2,482
                                         Merck & Co., Inc.                                      16,100      1,276
                                         Pharmacia & Upjohn, Inc.                               36,960      1,464
                                      (a)Tenet Healthcare Corporation                          580,600     12,701
                                         ----------------------------------------------------------------------------
                                                                                                           39,060
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.6%                         AT&T                                                   80,000      3,480
                                         Lucent Technologies Inc.                               25,926      1,199
                                         Texas Instruments                                     116,200      7,408
                                         ----------------------------------------------------------------------------
                                                                                                           12,087
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--61.1%
                                         (Cost: $368,853)                                                 450,666
                                         ----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
(B)MONEY MARKET                          Yield--4.95% to 6.20%
INSTRUMENTS--38.0%                       Due--January through March 1997
                                         Baxter International                                  $15,000     14,970
                                         CS First Boston, Inc.                                  18,000     17,917
                                         Ciesco, L.P.                                           20,000     19,890
                                         ConAgra Inc.                                           23,000     22,877
                                         Dynamic Funding Corporation                            24,000     23,940
                                         Enserch Corporation                                    14,000     13,985
                                         General Electric Capital Corp.                         14,900     14,833
                                         IBM Credit Corp.                                       12,000     11,990
                                         Madison Funding Corp.                                  22,000     21,962
                                         Renaissance Energy Co.                                 29,000     28,849
                                         SRD Finance Inc.                                       29,000     28,939
                                         Sanwa Business Credit Corp.                            12,000     11,976
                                         U.S. Treasury Bills                                    11,500     11,407
                                         Whirlpool Financial Corporation                        10,000      9,989
                                         Other                                                  27,189     27,143
                                         ----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--38.0%
                                         (Cost: $280,693)                                                 280,667
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.1%
                                         (Cost: $649,546)                                                 731,333
                                         ----------------------------------------------------------------------------
                                         OTHER ASSETS, LESS LIABILITIES--.9%                                6,501
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $737,834
                                         ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) The Fund has entered into exchange traded S&P 500 Index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $252,000,000 of money market instruments. As a result, approximately 95% of the Fund's net assets are effectively invested in equities. (See Note 6 of the Notes to Financial Statements.)

Based on the cost of investments of $649,546,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $84,628,000, the gross unrealized depreciation was $2,841,000 and the net unrealized appreciation on investments was $81,787,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER-DREMAN HIGH RETURN EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman High Return Equity Fund (formerly known as Kemper-Dreman High Return Fund) as of December 31, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1994 were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman High Return Equity Fund at December 31, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 18, 1997
                                                                              13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $649,546)                                                $731,333
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                15,413
------------------------------------------------------------------------
  Dividends                                                        1,057
------------------------------------------------------------------------
    TOTAL ASSETS                                                 747,803
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                     3,074
------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                               426
------------------------------------------------------------------------
  Investments purchased                                            4,928
------------------------------------------------------------------------
  Management fee                                                     407
------------------------------------------------------------------------
  Distribution services fee                                          196
------------------------------------------------------------------------
  Administrative services fee                                        136
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             649
------------------------------------------------------------------------
  Directors' fees and other                                          153
------------------------------------------------------------------------
    Total liabilities                                              9,969
------------------------------------------------------------------------
NET ASSETS                                                      $737,834
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $652,710
------------------------------------------------------------------------
Undistributed net realized gain on investments                     2,964
------------------------------------------------------------------------
Net unrealized appreciation on investments                        81,787
------------------------------------------------------------------------
Undistributed net investment income                                  373
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $737,834
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($385,895,000 / 14,549,000 shares outstanding)                  $26.52
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $28.14
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($295,432,000 / 11,172,000 shares outstanding)                  $26.44
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($44,477,000 / 1,682,000 shares outstanding)                    $26.45
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($12,030,000 / 454,000 shares outstanding)                      $26.49
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended December 31, 1996
(IN THOUSANDS)


-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends                                                     $ 6,262
-----------------------------------------------------------------------
  Interest                                                        4,613
-----------------------------------------------------------------------
    Total investment income                                      10,875
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  2,430
-----------------------------------------------------------------------
  Distribution services fee                                         994
-----------------------------------------------------------------------
  Administrative services fee                                       635
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          1,028
-----------------------------------------------------------------------
  Professional fees                                                  55
-----------------------------------------------------------------------
  Reports to shareholders                                            71
-----------------------------------------------------------------------
  Registration fees                                                 143
-----------------------------------------------------------------------
  Directors' fees                                                    16
-----------------------------------------------------------------------
    Total expenses before expense waiver                          5,372
-----------------------------------------------------------------------
Less expenses waived by investment manager                          148
-----------------------------------------------------------------------
    Total expenses after expense waiver                           5,224
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             5,651
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                       9,589
-----------------------------------------------------------------------
  Net realized gain from futures transactions                    11,891
-----------------------------------------------------------------------
    Net realized gain                                            21,480
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           61,834
-----------------------------------------------------------------------
Net gain on investments                                          83,314
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $88,965
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31,
                                                                1996                 1995
------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
  Net investment income                                         $  5,651               730
------------------------------------------------------------------------------------------
  Net realized gain                                               21,480             1,939
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           61,834            16,825
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              88,965            19,494
------------------------------------------------------------------------------------------
  Distribution from net investment income                         (5,373)             (643)
------------------------------------------------------------------------------------------
  Distribution from net realized gain                            (18,442)           (1,637)
------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (23,815)           (2,280)
------------------------------------------------------------------------------------------
Net increase from capital share transactions                     574,488            45,977
------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     639,638            63,191
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------

Beginning of year                                                 98,196            35,005
------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment
income of $373,000 and $94,000, respectively)                   $737,834            98,196
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF          Kemper-Dreman High Return Equity Fund (the Fund) is
     THE FUND                a separate series of Kemper-Dreman Fund, Inc.
                             (KDF), an open-end management investment company organized as a corporation in the state of Maryland. KDF is authorized to issue 500,000,000 shares of $.01 par value common stock.

                             The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends, and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT             INVESTMENT VALUATION. Investments are stated at
     ACCOUNTING POLICIES     value. Portfolio securities that are traded on a
                             domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open

NOTES TO FINANCIAL STATEMENTS

                             for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. KDF has a management
     AFFILIATES              agreement with Dreman Value Advisors, Inc. (DVA), a
                             wholly owned subsidiary of Zurich Kemper
                             Investments, Inc. The Fund pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,430,000 for the year ended December 31, 1996.

                             DVA agreed to waive certain operating expenses through November 11, 1996 to the extent necessary to limit the Fund's operating expenses to the following annualized percentages of average daily net assets: Class A, 1.25%, Class B, 2.00% and Class C, 1.95%. Under this arrangement, DVA waived expenses of $148,000 during the year ended December 31, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. KDF has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI), an affiliate of DVA. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                   COMMISSIONS
                                                                                                  ALLOWED BY KDI
                                                                           COMMISSIONS     ----------------------------
                                                                         RETAINED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                                         ---------------   ------------   -------------
                                         Year ended December 31, 1996       $601,000        4,531,000        356,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B

NOTES TO FINANCIAL STATEMENTS

                             and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                                          COMMISSIONS AND
                                                                             DISTRIBUTION FEES           DISTRIBUTION FEES
                                                                          (AFTER EXPENSE WAIVER)            PAID BY KDI
                                                                                 AND CDSC           ----------------------------
                                                                              RECEIVED BY KDI       TO ALL FIRMS   TO AFFILIATES
                                                                          -----------------------   ------------   -------------
                                         Year ended December 31, 1996
                                                                                 $976,000            7,496,000        126,000

                             ADMINISTRATIVE SERVICES AGREEMENT. KDF has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                                                          ASF PAID BY KDI
                                                                            ASF PAID BY             ----------------------------
                                                                          THE FUND TO KDI           TO ALL FIRMS   TO AFFILIATES
                                                                          ---------------           ------------   -------------
                                         Year ended December 31, 1996         $635,000                 941,000         19,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with KDF's transfer agent, Kemper Service Company (KSvC), an affiliate of DVA, is the shareholder service agent of the Fund. Under this agreement, KSvC received shareholder services fees of $951,000 for the year ended December 31, 1996.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of DVA. During the year ended December 31, 1996, the Fund made no payments to its officers and incurred directors' fees of $16,000 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT              For the year ended December 31, 1996, investment
     TRANSACTIONS            transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                  $346,728

                             Proceeds from sales                          43,705

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE           The following table summarizes the activity in
     TRANSACTIONS            capital shares of the Fund (in thousands):


                                                                                        YEAR ENDED
                                                                       DECEMBER 31, 1996          DECEMBER 31, 1995
                                                                     ---------------------       --------------------
                                                                     SHARES        AMOUNT        SHARES       AMOUNT
                                       ------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                      11,969       $294,186       1,797        $35,340
                                       ------------------------------------------------------------------------------
                                        Class B                      10,792        264,773         772         15,914
                                       ------------------------------------------------------------------------------
                                        Class C                       1,617         40,240          93          1,919
                                       ------------------------------------------------------------------------------
                                        Class I                         612         14,409         161          3,376
                                       ------------------------------------------------------------------------------
                                        SHARE ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ------------------------------------------------------------------------------
                                        Class A                         483         12,533          89          1,788
                                       ------------------------------------------------------------------------------
                                        Class B                         322          8,424          12            246
                                       ------------------------------------------------------------------------------
                                        Class C                          51          1,337           1             25
                                       ------------------------------------------------------------------------------
                                        Class I                          21            512           3             64
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ------------------------------------------------------------------------------
                                        Class A                      (1,483)       (35,513)       (659)       (12,361)
                                       ------------------------------------------------------------------------------
                                        Class B                        (682)       (16,613)         (7)          (167)
                                       ------------------------------------------------------------------------------
                                        Class C                         (77)        (1,854)         (3)           (64)
                                       ------------------------------------------------------------------------------
                                        Class I                        (338)        (7,946)         (5)          (103)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ------------------------------------------------------------------------------
                                        Class A                          37            907          --             --
                                       ------------------------------------------------------------------------------
                                        Class B                         (37)          (907)         --             --
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS                $574,488                    $45,977
                                       ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES       The Fund has entered into exchange traded financial
     CONTRACTS               futures contracts in order to take advantage of
                             anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract changes. At December 31, 1996, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $9,927,000 for the following financial futures contracts owned by the Fund.

                                                       CONTRACT               EXPIRATION    LOSS AT
                                      TYPE              AMOUNT     POSITION     MONTH       12/31/96
                              ---------------------    --------    --------   ----------    --------
                              S&P 500 Index          $251,269,000    Long      Mar. '97    $2,455,000

FINANCIAL HIGHLIGHTS


                                                       -------------------------------------------
                                                                         CLASS A
                                                       -------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                       1996      1995    1994    1993    1992
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $21.49     15.11   15.50   14.62   12.53
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .39       .26     .25     .21     .24
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               5.75      6.76    (.39)   1.13    2.21
--------------------------------------------------------------------------------------------------
Total from investment operations                        6.14      7.02    (.14)   1.34    2.45
--------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .38       .24     .25     .21     .24
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                    .73       .40      --     .25     .12
--------------------------------------------------------------------------------------------------
Total dividends                                         1.11       .64     .25     .46     .36
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $26.52     21.49   15.11   15.50   14.62
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                           28.79%    46.86    (.99)   9.22   19.80
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                           1.21%     1.25    1.25    1.25    1.25
--------------------------------------------------------------------------------------------------
Net investment income                                   2.12%     1.55    1.58    1.47    1.88
--------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
Expenses                                                1.21%     1.57    1.39    1.56    1.70
--------------------------------------------------------------------------------------------------
Net investment income                                   2.12%     1.23    1.44    1.16    1.43
--------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[CAPTION]

                                       ------------------------------  ----------------------------  ----------------------------
                                                   CLASS B                       CLASS C                       CLASS I
                                       ------------------------------  ----------------------------  ----------------------------

                                        YEAR  ENDED      SEPT. 11 TO     YEAR ENDED    SEPT. 11 TO      YEAR ENDED      NOV. 1 TO
                                          DEC. 31,         DEC. 31,       DEC. 31,       DEC. 31,        DEC. 31,        DEC. 31,
                                            1996             1995          1996           1995            1996            1995
---------------------------------------------------------------------  ----------------------------  ----------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------  ----------------------------  ----------------------------
Net asset value, beginning of period       $21.47           19.45          21.48          19.45           21.51           19.90
---------------------------------------------------------------------  ----------------------------  ----------------------------
Income from investment operations:
  Net investment income                       .19             .07            .20            .09             .54             .04
---------------------------------------------------------------------  ----------------------------  ----------------------------
  Net realized and unrealized gain           5.72            2.41           5.72           2.41            5.70            2.03
---------------------------------------------------------------------  ----------------------------  ----------------------------
Total from investment operations             5.91            2.48           5.92           2.50            6.24            2.07
---------------------------------------------------------------------  ----------------------------  ----------------------------
Less dividends:
  Distribution from net investment
  income                                      .21             .06            .22            .07             .53             .06
---------------------------------------------------------------------  ----------------------------  ----------------------------
  Distribution from net realized gain         .73             .40            .73            .40             .73             .40
---------------------------------------------------------------------  ----------------------------  ----------------------------
Total dividends                               .94             .46            .95            .47            1.26             .46
---------------------------------------------------------------------  ----------------------------  ----------------------------
Net asset value, end of period             $26.44           21.47          26.45          21.48           26.49           21.51
--------------------------------------------------------------------    ---------------------------   ---------------------------
TOTAL RETURN (NOT ANNUALIZED)               27.63%          12.88          27.66          12.94           29.36           10.47
---------------------------------------------------------------------  ----------------------------  ----------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------  ----------------------------  ----------------------------
Expenses absorbed by the Fund                2.20%           2.00           2.22           1.95             .88             .47
---------------------------------------------------------------------  ----------------------------  ----------------------------
Net investment income                        1.13%            .61           1.11            .66            2.45            1.99
---------------------------------------------------------------------  ----------------------------  ----------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------  ----------------------------  ----------------------------
Expenses                                     2.31%           2.35           2.33           2.30             .88             .85
---------------------------------------------------------------------  ----------------------------  ----------------------------
Net investment income                        1.02%            .26           1.00            .31            2.45            1.61
---------------------------------------------------------------------  ----------------------------  ----------------------------


------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                        1996      1995     1994     1993     1992
------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)              $737,834   98,196   35,005   28,413   14,425
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     10%      18       12       14       13
------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended December 31, 1996 was
$.0513.
------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. The investment manager agreed to waive a portion of its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

NOTES

NOTES

DIRECTORS & OFFICERS

DIRECTORS                     OFFICERS

STEPHEN B. TIMBERS            CHRISTIAN C. BERTELSEN       JEROME L. DUFFY
President and Director        Vice President               Treasurer

JAMES E. AKINS                CHARLES R. MANZONI, JR.      ELIZABETH C. WERTH
Director                      Vice President               Assistant Secretary

ARTHUR R. GOTTSCHALK          JOHN E. NEAL
Director                      Vice President

FREDERICK T. KELSEY           JAMES R. NEEL
Director                      Vice President

DOMINIQUE P. MORAX            STEVEN T. STOKES
Director                      Vice President

FRED B. RENWICK               PHILIP J. COLLORA
Director                      Vice President and
                              Secretary
JOHN B. TINGLEFF
Director

JOHN G. WEITHERS
Director


--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       KEMPER SERVICE COMPANY
                                P.O. Box 419557
                                Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS            ERNST & YOUNG LLP
                                233 South Wacker Drive
                                Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER              DREMAN VALUE ADVISORS, INC.
                                280 Park Avenue
                                New York, New York 10017

PRINCIPAL UNDERWRITER           KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

[RECYCLED LOGO]
Printed on recycled paper.

This report is not to be distributed unless preceded or accompanied by a Kemper-Dreman
Fund, Inc. prospectus.

KDHRF-2 (2/97)   1028520
Printed in the U.S.A.                                    [KEMPER FUNDS LOGO]